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                                   FORM 8-K



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      June 15, 1999
                                                -------------------------

BANK ONE CORPORATION
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(Exact name of registrant as specified in its charter)


Delaware                                333-60313            31-0738296
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(State or other jurisdiction           (Commission          (IRS Employer
      of incorporation)                File Number)       Identification No.)


One First National Plaza,  Chicago, IL                          60670
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(Address of principal executive offices)                      (ZIP Code)


Registrant's telephone number, including area code   312-732-4000
                                                     ------------
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Item 5.   Other Events
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          On June 15, 1999, the Registrant issued a press release announcing the redemption of all of its outstanding 7 1/2% Preferred Purchase Units on August 10, 1999. A copy of such press release is attached as Exhibit 99 to this Current Report on Form 8-K and incorporated by reference herein.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------

(c)      Exhibits.

         Exhibit Number    Description of Exhibits
         --------------    -----------------------

         99                Registrant's June 15, 1999 Press Release


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             BANK ONE CORPORATION
                             ---------------------
                             (Registrant)


Date:  June 15, 1999         By:    /s/ M. Eileen Kennedy
       --------------               ------------------------
                                    Title: Treasurer


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                                 EXHIBIT INDEX



Exhibit Number    Description of Exhibits
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99                Registrant's June 15, 1999 Press Release

                                       3